Exhibit 99.1

SIMPLICI

SIMPLICITY ESPORTS

ABOUT SIMPLICTY

#KEEPITSIMPLE

Simplicity Esports and Gaming Company is a North American esports organization founded by CEO Jed Kaplan, minority owner of both the Memphis Grizzlies and Swansea City of the English Championship League. Simplicity has implemented a unique approach to ensure the ultimate fan friendly esports experience. Our intention is to have gamers involved at the grassroots level and feel a sense of unity as we compete with top class talent. Utilizing the vast resources from within the ownership group, Simplicity has already established an impressive management team and roster. Our management and players are well known influencers within the esports community and we plan to use their skill to create a seamless content creation plan to help gamers feel closer to our brand than any other in the scene. "Our organization intends to take this opportunity to create a platform that will help grow the sport for generations of gamers." **- Jed Kaplan**

MANAGEMENT

Jed Kaplan
Jed Kaplan
CEO and Interim CFO

Steve Grossman
sgrossman044
President

Roman Franklin
Roman Franklin1
President, Simplicity Esports and Gaming Company

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© ABOUT JED KAPLAN SIMPLICITY ESPORTS MEET OUR CEO Jed Kaplan began his careen oven 30 yeans agowonking as an Institutional Bondtnaden fonsevenal wonld nenowned bnokenage finms including Lehman Bnothens, JP Mongan and Pnudential Securities. Aften his nemankable success on Wall Stneet, Mn. Kaplan moved to South Florida and founded the investment finm Sheanson Financial Senvices in 1 995. As a natunal leaden possessing a passion fonsponts management Jed Kaplan has been involved in a wide variety of pnofessional sports ventunes. Most necently Jed successfully sold the Iowa Enengy to the Minnesota Timbenwolves. Cunnently Jed Kaplan is a minority ownen of both the Memphis Grizzlies and Swansea City of the English Championship League. Jed’s insight, vision and knowledge ane all nepnesented as he lends his assistance as an appointed memben of the NBA “G- League” leadenship committee. mEnpHis 2

Experienced Si accomplished management team Investing in well known, high viewership games with Pro Teams potential for in game sales and possible franchise / ownership potential. Player Development Program - based both in Academy Teams our centers and online. Influencers and Streamers age gaming ecosystem and lifestyle brand with our media division "Simplicity Studios". Creating competition in 20 cities for A unique scholarship based youth program ■ students between 12 and 18 years old creating city, state, and national "Heroes" in a non-violent esports title thereby creating content for endemic and non endemic audiences. Further Building an active fan base growing a larger engaged fan base via our brick and Utilizing talent to promote a new- click strategy Esports Centers, Direct Revenue Streams Strategic Partnerships, Digital & Physical Merchandising

0 BRICK & MORTAR ESPORTS sa«!* GAMING LOCATIONS Our business plan encompasses a brick and click physical and digital approach to further recognize revenue from all verticals. As a professional Esports organization Simplicity will be the first to market with the aforementioned business model. The physical centers complimented with our esports team, lifestyle brand and marketing campaign offer opportunities for additional revenue via strategic partnerships with both endemic and non endemic brands. Our ultimate goal is to further engage a diverse fan base with a 360 degree approach driving traffic to both our digital and physical real estate ultimately monetizing these relationships. In addition to the presented information, Simplicity has proprietary intellectual capital, fan engagement strategies and brand development blueprints which complement our publicly available information.

© SIMPLICITY ESPORTS BRICK & MORTAR ESPORTS GAMING LOCATIONS We intend to open and operate 15 centers by the end of 2019 and a total of 50 throughout the United States over the next 24 months. These centers are funded by Simplicity as well as a combination of tenant improvement allowances from landlords and sponsorships. Our first center has a target grand opening date of April 2019. Due to unsolicited interest from potential franchisees we have launched a franchising program to accelerate the expansion of our planned nationwide footprint. Furthermore, Simplicity has engaged a national tenant representation real estate broker to assist in the strategic planning and negotiations for our future gaming center locations.

GAMING LOCATIONS Optimally, our gaming centers will measure between 1200 & 2500 square feet thereby representing a national footprint unlike any esports organization. The team Simplicity branded centers will feature cutting edge technology, futuristic aesthetic décor and the most dynamic current high speed gaming equipment. We believe our brick-and-click strategy will present attractive opportunities for sponsor and advertisers to connect with our audience, creating an attractive monetization opportunity.

SIMPLICITY ESPORTS

PLAYERUNKNOWN'S BATTLEGROUNDS

SIMPLICITY PUBG TEAM

PLAYERUNKNOWN'S BATTLEGROUNDS is an online multiplayer battle royale game developed and published by PUBG Corporation, a subsidiary of South Korean video game company Bluehole.

With the intoduction of the National Pubg League Simplicity is competing against the top 16 teams in North America in a year long league starting in Feburary 2019.



TBA



LINKSY

Linksy

Hi_Im_Linksy



PENTALOL

pentalOl

haileyadriana



CZECHSHOOTER

Czechshooter

Czechshooter

Recent Placements

NPL Pre-Season Qualifers
1st Place

NPL Pre-Season Showmatch
4th Place

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GEARS OF WAR

SIMPLICITY GEARS TEAM

Gears of War Pro Circuit is the top competitive league within the gaming title "Gears of War 4" which is a third person shooter where five individuals compete and fight to control specific areas of the map. With a best of 13 round set up fans stay fully engaged as they cheer on Simplicity!



CLOUTS
ClizzyClouts



KYLE
KyleKyizzle



PEL
@_PeLLL



KRASHY
Krash
JKrashh



SHOCK
Shock
ShockSZN

Recent Placements

Mexico City Open
4th Place

Colombus Charity Invitational
5th-8th Place

Toronto Regional
5th-6th Place

New Orleans Open
9th-12th Place

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© SIMPLICITYSMITE MINOR LEAGUE SIMPLICITY SMITE TEAM The SMITE Minor League has seen its fair share of excitement over the years. In 2019, the Smite Minor League will comprise a total of 8 teams including Simplicity as a year long partner. With opportunités to quality for the SMITE World Championship and potentially other events, we plan to build a top teir roster to grow our presence in the scene with the goal of reaching the pro league by 2020. GENETIC DEATHPANTER MAIMIAKK S maniaKK_ & □eathpanter Genetic_Smi maniaKK_ □eathPanter. te sr Genetic_Sa ber FAELES STREAKUP Faeles Faeles_ |^jJ StreakUp_ StreakUp_

® EA SPORTS SIMPLICITY wi-wn ■ w ESPORTS EA SPORTS NHL & NFL For the 2018-2019 season, EASPORTS have developed and launched the new title of EASPORTS NHL 19, from the release date in mid-September. The NHL has indicated they will host their next set of tournaments for this game title. As of now, the players who qualified per region and for the finals have been told the NHL plans on hosting another Gaming World Championships. Additionally, we further anticipate smaller tournaments such as the Toronto Maple Leafs, Washington Captials, Winnipeg Jets, Tampa Bay Lightning, and the Anaheim Ducks events. REGS - IMHL Recent Placements \n) N/A NUGE- NHL Regs_84 Snider Hockey Cup 1st Ç] NugeTV Place NugeTV REGRETZKYS - NHL |^_jj no_regretzkys Winnapeg Jets NHL 19 1st NoRegretzkys Place HOWTOCHEL -NHL [TjJ HowToChel HowToChel Maple Leafs Gaming 1st YUNGGREN - NHL Place Gren_35 YungGren 1

© SIMPLICITY SEISPORTSY CONTENT PLAN Creating content that engages fans, promotes our brand as well as sponsors and developers is our primary goal. Our talented team will continue to produce unique in depth content which showcases aspects of esports which fans rarely see. We seek to reach a broad demographic encompassing the casual, amateur and professional gaming community. Our philosophy is to enhance the Simplicity footprint for both endemic and non-endemic partnerships. We are keen to the markets and understand the new age of branding while maintaining authenticity. PUBG Pre Season Video : https://bit.ly/2FMQ3SB Twitch Team: https://bit.ly/2uyLEfU Twitter Content: https://bit.ly/2U5oEUR 1

STREAM TEAM

SIMPLICITY STREAM TEAM

Simplicity is proud to support and represent a diverse group of gamers as we engage fans across a multitude of esports genres. Represented below are a few members of our talented stream team. Our electric group of live personalities represent our organization to the fullelst with their own unique style. Our Twitch affiliation has enabled our stream team influencers to reach a broad fan base. Additionally, we have created several niches within the streaming community which has enabled us to gain exclusivity within certain titles on a 24/7 basis.



LAURALANIA
- Twitch: Lauralania
- Twitter: MytiaZimmer



PECKERPARROT
- Twitch: PeckerParrot
- Twitter: PeckerParrot



EHHDANNN
- Twitch: EhhDannn
- Twitter: EhhDannn



NINJA614
- Twitch: Ninja614
- Twitter: Ninja_614



HOSTY
- Twitch: iHosty
- Twitter: iHosty_



KURO KEN
- Twitch: Kuro_Ken
- Twitter: Kuro_Ken_Chan

Stream Team Analytics

Twitter Impressions
5,400,000

Twitter Followers
75,000

Twitch Followers
250,000

Hours Watched
323,000

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© SIMPLICITY RECENT ANALYTICS ESPORTS © © 120,00010,000,000+ FANS MONTHLY REACH Across all Simplicity social media accounts Across all Simplicitysites and accounts 1

ACTIVATION SAMPLE


RAVEN
SHOP AT RAVEN.GG
KEEP IT SIMPLE
SIMPLICITY
GGSIMPLICITY
GGSIMPLICITY
GGSIMPLICITY

SOCIAL MEDIA PLACEMENT


SIMPLICITY


GAMERTAG
RAVEN
#KEEPITSIMPLE

JERSEY LOGO PLACEMENT

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a DISCLAIMER PAGE SIMPLICITY ESPORTS Forward-Looking Information We have made forward-looking statements in this document that are based on management's current reasonable expectations, estimates and projections. Words such as "expects/’ "anticipates/’ "intends/’ "plans/’ "believes/’ "estimates/’ variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are subject to risks and uncertainties, many of which are difficult to predict and generally beyond our control, that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Such risks include, but are not limited to, risks relating to economic, competitive and other factors affecting our operations, markets, products and services and marketing and sales strategies, as well as the risks set forth in the Risk Factors section of our definitive proxy statement filed with the Securities and Exchange Commission (the "SEC"] on September 1 9, 2018, as amended, and information contained in subsequent filings with the SEC. These forward-looking statements are made based upon our current expectations and we undertake no duty to update information provided in this presentation. ** *Teams, Players and Games are subject to change due to the fluid nature of esports* * * 1

® TH AIM K YOU SIMPLICITY 1 1 lfni1ll% ■ WW ESPORTS Thank You Roman Franklin - President, Simplicity Esports and Gaming Company 7000 West Palmetto Park Road Suite 210, Boca Raton, FL 33433 PHONE: 855-345-9467 Discover more @ GGSimplicity.com 1